Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Trust Licensing, Inc. (the "Company") on Form 10-QSB for the quarterly period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Jeffrey Sass, Chief Executive Officer and Jay Howard Linn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

 1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Jeffrey W. Sass
                                      ----------------------------------------
                                      Jeffrey Sass, Chief Executive Officer


                                      /s/ Jay Howard Linn
                                      ----------------------------------------
                                      Jay Howard Linn, Chief Financial Officer

Date: August   , 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.